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                                                               Exhibit 1.1

                                                               MBP DRAFT 1/20/97
                                                               -----------------



                             BOSTON CHICKEN, INC.

                           (a Delaware corporation)

                                 $250,000,000

              _____% Convertible Subordinated Debentures due 2004

                              PURCHASE AGREEMENT
                              ------------------


                                                               ___________, 1997


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
ALEX. BROWN & SONS INCORPORATED
MORGAN STANLEY & CO. INCORPORATED
    c/o Merrill Lynch & Co.
  Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
  Merrill Lynch World Headquarters
  North Tower
  World Financial Center
  New York, New York 10281

Ladies and Gentlemen:

     Boston Chicken, Inc., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Alex. Brown & Sons Incorporated and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 9 hereof), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amounts set forth in Schedule A hereto of the $250,000,000 aggregate principal amount of the Company's ____% Convertible Subordinated Debentures due 2004 (the "Debentures"), and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of an additional $37,500,000 principal amount of Debentures to cover over-allotments, if any. The aforesaid $250,000,000 principal amount of Debentures (the "Initial Securities") to be purchased by the Underwriters and all or any

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part of the $37,500,000 principal amount of Debentures subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities". The Securities are to be issued pursuant to an Indenture dated as of ___________, 1997 (the "Indenture") between the Company and Bankers Trust Company, as trustee (the "Trustee").

     The Securities are convertible into shares of common stock $.01 par value per share, of the Company (the "Common Stock") in accordance with the terms of the Securities and the Indenture, at the initial conversion price specified in Schedule B hereto.

     The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-_____) covering the registration of the Securities, and the shares of Common Stock issuable upon conversion of the Securities, under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to

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the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is or is deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

     SECTION 1.  Representations and Warranties.

     (a) The Company represents and warrants to each Underwriter as of the date hereof, and agrees with each Underwriter, as follows:

          (i) The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement or any Rule 462(b) Registration Statement became effective, the Registration Statement and the Rule 462(b) Registration Statement complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Trust Indenture Act of 1939, as amended (the "1939 Act") and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not contain an untrue statement of a material fact or omit to

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     state a material fact required to be stated therein or necessary to make the statements therein not misleading, and at the time any post-effective amendments to the Registration Statement or any Rule 462(b) Registration Statement become effective any such post-effective amendments will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the 1939 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Prospectus, as amended or supplemented, at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery) will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the 1939 Act (Form T-1) of the Trustee.

          Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iii) The consolidated financial statements included in the Registration Statement and the Prospectus present

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     fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis (except as may otherwise be indicated therein); and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

          (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (v) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases property or conducts a significant amount of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise.

          (vi) Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary and collectively, the Subsidiaries"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases property or conducts a significant amount of business, except where the failure to so qualify

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     would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. The only subsidiaries of the Company are the subsidiaries listed on Schedule C hereto.

          (vii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities, options or warrants referred to in the Prospectus). The shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus; and the issuance of the Securities is not subject to preemptive or other similar rights which have not been waived.

          (viii) The Securities to be issued and sold pursuant to this Agreement have been duly authorized, and when issued, authenticated and delivered pursuant to this Agreement, against payment of the consideration set forth herein, will have been duly executed, authenticated, issued and delivered and will constitute legal, valid and binding obligations of the Company, subject, as to enforcement, to bankruptcy, insolvency, reorganization or other similar laws of general applicability now or hereafter in effect relating to or affecting creditors' rights and to general equity principles, entitled to the benefits provided by the Indenture under which they are to be issued, which will be substantially in the form included as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the 1939 Act, and when executed and delivered by the Company and the Trustee (assuming due authorization, execution and delivery by the Trustee), will constitute a legal, valid and binding instrument enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization or other similar laws of general applicability now or hereafter in effect relating to or affecting creditors' rights and to general equity principles; and the Securities

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     and the Indenture conform in all material respects to the descriptions thereof in the Prospectus.

          (ix) Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities shall be convertible at the option of the holder thereof for shares of Common Stock in accordance with the terms of the Securities and the Indenture; and the shares of Common Stock initially issuable upon conversion of Securities have been duly authorized and reserved for issuance, and when issued and delivered, pursuant to the terms of the Indenture, will be validly issued, fully paid and non-assessable.

          (x) Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in material default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the material property or assets of the Company or any subsidiary is subject; and the execution, delivery and performance of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the material property or assets of the Company or any subsidiary is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any applicable law, rule, regulation, judgment, order or administrative or court decree.

          (xi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which the Company reasonably believes is likely to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business

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     prospects of the Company and its subsidiaries considered as one enterprise, or which the Company reasonably believes is likely to materially and adversely affect the properties or assets thereof or might materially and adversely affect the consummation of this Agreement; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company and its subsidiaries considered as one enterprise; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

          (xii) The Company and its subsidiaries own, possess, have the right to use, or reasonably believe they can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or, to the best of their respective knowledge, is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any such patent or proprietary rights which the Company reasonably believes to be likely to result in an unfavorable decision, ruling or finding, or of any facts which the Company reasonably believes would render any such patent and proprietary rights invalid or inadequate to protect the interest of the Company or its subsidiaries therein, and which infringement or conflict or invalidity or inadequacy, singly or in the aggregate, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (xiii) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Securities hereunder or the issuance of shares of Common Stock upon conversion of the Securities, except such as may be required under the 1933 Act or the 1933 Act Regulations, the 1939 Act or the 1939 Act Regulations or state securities laws.

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          (xiv)  This Agreement has been duly authorized, executed and delivered by the Company.

          (xv) There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act, except as stated in the Prospectus.

          (xvi) All taxes and fees required to be paid within respect to the execution of the Indenture and the issuance of the Securities have been paid.

          (xvii) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations").

     (b) Any certificate identified as a certificate under this Agreement and signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     SECTION 2.  Sale and Delivery to Underwriters; Closing.

     (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price set forth in Schedule B, the aggregate principal amount of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional principal amount of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof.

     (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional $37,500,000 principal amount of Securities at the same price set forth in Schedule B for the Initial Securities, plus accrued interest, if any, from the Closing Date to the Date of Delivery (as defined below). The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the

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offering and distribution of the Initial Securities upon notice by the
Underwriters to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Underwriters, but shall not be earlier than two full business days nor later than five full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined, unless otherwise agreed by the Underwriters and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total principal amount of Option Securities then being purchased which the principal amount of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total principal amount of Initial Securities, subject in each case to such adjustments as the Underwriters in their discretion shall make to eliminate any sales or purchases of Securities having a principal amount less than $1,000.

     (c) Payment of the purchase price for the Initial Securities shall be made at the office of Bell, Boyd & Lloyd, Three First National Plaza, Chicago, Illinois, and delivery of certificates for the Initial Securities shall be made against payment therefor at the office of Merrill Lynch, Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1305, or (in either case) at such other place as shall be agreed upon by the Underwriters and the Company, at 10:00 A.M. on the fourth business day after the date hereof (unless postponed in accordance with the provisions of Section 9), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for such Option Securities shall be made at the above-mentioned office of Bell, Boyd & Lloyd, and delivery of certificates for the Option Securities shall be made against payment therefor at the above-mentioned office of Merrill Lynch, or (in either case) at such other place as shall be agreed upon by the Underwriters and the Company, on each Date of Delivery as specified in the notice from the Underwriters to the Company. Payment shall be made to the Company by a wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Underwriters of certificates for the Securities to be purchased by them. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Underwriters may request in writing at least one business day before the Closing Time or the relevant Date of

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Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Underwriters not later than 3:00 P.M. on the last business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

          (a) The Company will comply with the requirements of Rule 430A and will notify the Underwriters immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission on the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (v) of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any such purpose. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment or supplement to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters or counsel for the Underwriters shall reasonably object, provided that such objection shall not prevent the filing of any such amendment

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     or supplement which, in the opinion of counsel for the Company, is required to be filed by the requirements of the 1933 Act or the 1933 Act
     Regulations.

          (c) The Company will deliver to each Underwriters a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and will also deliver to the Underwriters as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as the Underwriters may reasonably request. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder; provided that in the event that an Underwriter is required to deliver a Prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issuance of the Prospectus, upon the request of such Underwriter but at its expense, the Company will prepare and deliver to such Underwriter as many copies as it may request of a Prospectus (as amended or supplemented) complying with Section 10(a)(3) of the 1933 Act. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) The Company will comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and the 1939 Act and the 1939 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue

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     statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (f) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities and the Shares of Common Stock issuable upon conversion of the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriters may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to execute a general consent to service of process in any jurisdiction. In each jurisdiction in which the Securities or such Shares of Common Stock have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as it may be required to complete the distribution of such Securities.

          (g) The Company will timely file such reports pursuant to the 1934 Act as are necessary to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

          (i) The Company will file with the National Association of Securities Dealers ("NASD") all documents and notices required by the NASD of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by the National Association of Securities Dealers Automated Quotation System-National Market System.

          (j) The Company will not, without the prior written consent of Merrill Lynch, contract to sell or announce or make any offering, sale or other disposition of any debt securities of the Company having a maturity greater than one year during the period beginning from the date of this Agreement and continuing through the earlier of the termination of trading restrictions with respect to the Securities, as notified to the Company by you, or the Closing Time.

          (k) During a period of 120 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Common Stock or any security convertible or exchangeable into or exercisable for Common Stock (except for Debentures issued pursuant to this Agreement or Common Stock issued pursuant to the Company's employee or director stock option plans, upon exercise or conversion of outstanding options or warrants or convertible debt described in the Prospectus or in connection with acquisitions or currently effective shelf registration statements (provided that the number of shares of Common Stock issued in connection with such acquisitions or such registration statements does not exceed 1,000,000)) or (ii) file any registration statement under the 1933 Act to register the offer or sale of any shares of Common Stock or any security convertible or exchangeable into or exercisable for Common Stock.

          (l) The Company will use its best efforts to have the Securities quoted on the Nasdaq Small Cap Market and the shares of Common Stock issuable upon conversion of Securities quoted on the Nasdaq National Market (or listed on a national securities exchange) and to cause the Securities to be registered under the 1934 Act.

          (m) The Company will reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue Common Stock upon conversion of Securities.

          (n) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, except as otherwise expressly provided in Section 3(d) hereof, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto,
(ii) the reproduction of this Agreement and the Indenture, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities and the shares of Common Stock issuable upon conversion of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the fees and disbursements of counsel in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, (ix) any fees payable in connection with the rating of the Securities, (x) the fee of the National Association of Securities Dealers, Inc. and (xi) the fees and expenses incurred in connection with the quotation of the Securities, and the shares of Common Stock into which the Securities are convertible, in accordance with the provisions of Section 3(l). It is understood, however, that except as provided in Section 6 hereof, you will pay the fees of your counsel, transfer taxes on resale of any of the Securities by you and any advertising expenses incurred in connection with any offers you may make.

     If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 8(a)(i) hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

          (a) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. A prospectus containing the Rule 430A

     Information shall have been filed with the Commission in accordance with Rule 424(b) of the 1933 Act Regulations within the prescribed time period and prior to Closing Time the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

          (b) At Closing Time the Underwriters shall have received:

               (1) The favorable opinion, dated as of Closing Time, of Bell, Boyd & Lloyd, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                    (i) The Company has been duly incorporated and is validly
               existing as a corporation in good standing under the laws of the State of Delaware.

                    (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement.

                    (iii) To the best of their knowledge and information, the
               Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which a failure to so qualify would have a material adverse effect on the business of the Company and its subsidiaries considered as one enterprise.

                    (iv) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities, options or warrants referred to in the Prospectus) and the shares of issued and outstanding Common Stock have been duly authorized and validly issued and are fully paid and non-assessable.

                    (v) Each Subsidiary has been duly incorporated and is
               validly existing as a corporation in good standing under the laws of the

               [State of Delaware], has corporate power and authority under such laws to own, lease and operate its properties and to conduct its business as described in the Registration Statement and, to the best of their knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which a failure to so qualify would have a material adverse effect on the business of the Company and its subsidiaries considered as one enterprise; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of their knowledge and information, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                    (vi) The issuance of the Securities is not subject to
               preemptive or other similar rights arising by operation of law, under the charter or by-laws of the Company or, to the best of their knowledge and information, otherwise, which have not been waived.

                    (vii) The Initial Securities or Option Securities, as the
               case may be, to be issued and sold by the Company pursuant to this Agreement have been duly authorized by requisite corporate action on the part of the Company, and the Securities, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by you, will be valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and the Securities and the Indenture conform as to legal matters in all material respects to the descriptions thereof in the Prospectus.

                    (viii) The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); the Indenture has been duly qualified under the 1939 Act.

                    (ix) Upon issuance and delivery of the Securities in
               accordance with this Agreement and the Indenture, the Securities shall be convertible at the option of the holder thereof for shares of Common Stock in accordance with the terms of the Securities and the Indenture; and the shares of Common Stock initially issuable upon conversion of Securities have been duly authorized and reserved for issuance and, when issued and delivered pursuant to the terms of the Indenture, will be validly issued, fully paid and non-assessable.

                    (x) This Agreement has been duly authorized, executed and
               delivered by the Company.

                    (xi) The Registration Statement, including any Rule 462(b)
               Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                    (xii) The Registration Statement, including any Rule 462(b)
               Registration Statement and the Rule 430A Information, as applicable, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus (excluding the documents incorporated by reference therein) as of their respective effective or issue dates

               (other than the financial statements and schedules and other financial data included therein, and the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1") as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                    (xiii) The Common Stock conforms to the description thereof contained in the Prospectus, and the form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable statutory requirements and with any applicable requirements of the charter and by-laws of the Company.

                    (xiv) To the best of their knowledge and information, (a)
               there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries which are required to be disclosed in the Registration Statement, other than those disclosed therein, and (b) all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or to which any of their property is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

                    (xv) To the best of their knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described in the Registration Statement or to be filed as exhibits thereto other than those described therein or filed as exhibits thereto, and the descriptions thereof in the Registration Statement are correct in all material respects.

                    (xvi) No authorization, approval, consent or order of any
               court or governmental authority or agency is required in connection with the offering, issuance or sale of the Securities to the Underwriters or the issuance of shares of Common Stock upon conversion of the Securities, except (A) the registration under the 1933 Act of the Securities and the shares of Common Stock issuable upon conversion of Securities, (B) registration under the 1934 Act of the Securities, (C) the qualification of the Indenture under the

               1939 Act and (D) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by you, and the issuance of shares of Common Stock upon conversion of Securities.

                    (xvii) To the best of their knowledge and information, the execution, delivery and performance of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any material property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any applicable law, rule, regulation, judgment, order or administrative or court decree.

                    (xviii) Each document filed pursuant to the 1934 Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

               (2) The favorable opinion, dated as of Closing Time, of Mayer, Brown & Platt, counsel for the Underwriters, with respect to the matters set forth in (i), (ii), (vi), (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Company) and (vii) to (xiii), inclusive, of subsection (b)(1) of this Section.

               (3) In giving their opinions required by subsections (b)(1) and
          (b)(2), respectively, of this Section, Bell, Boyd & Lloyd and Mayer, Brown & Platt shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information (except for the financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which counsel need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for the financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which counsel need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

          (c) At Closing Time there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate of the Chairman, a Vice Chairman, the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company or the Vice President -SEC and Financial Reporting, dated as of Closing Time, to the effect that, to the best of their knowledge based on reasonable investigation, (i) there has been no such material adverse change, (ii) the representations and warranties in
     Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time,
     (iii) the Company has complied with all agreements and satisfied all conditions required on its part to be performed or satisfied at or prior to Closing Time pursuant to this Agreement, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

          (d) At the time of the execution of this Agreement, the Underwriters shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to the Underwriters, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiary within the meaning of the 1933 Act and the 1933 Act Regulations;
     (ii) it is their opinion that the consolidated financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the interim unaudited financial statements of the Company and its subsidiaries included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement (except as may otherwise be indicated therein), (B) the unaudited amounts of revenue, earnings and earnings per common and equivalent share set forth under "Selected Consolidated Financial and Store Data" in the Prospectus were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, or (C) at a specified date not more than three days prior to the date of this Agreement, there has been any change in the capital stock of the Company or any increase in the consolidated long-term debt of the Company and its subsidiary or any decrease in consolidated net current assets or net assets as compared with the amounts shown in the October 6, 1996 balance sheet incorporated by reference in the Registration Statement or, during the period from October 6, 1996 to a specified date not more than three days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, net income or net income per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur and except as otherwise set forth in such letter; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and Prospectus and which are specified by the Underwriters, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiary identified in such letter.

          (e) At Closing Time the Underwriters shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection
     (d) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Time and to the further effect that they have carried out procedures as specified in clause (iv) of subsection (d) of this Section with respect to certain amounts, percentages and financial information specified by the Underwriters and deemed to be a part of the Registration Statement pursuant to Rule 430(A)(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

          (f) [Intentionally left blank]

          (g) At Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated and with respect to the shares of Common Stock issuable upon conversion of the Securities shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

          (h) In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Underwriters shall have received:

               (1) A certificate, dated such Date of Delivery, of the Chairman, a Vice Chairman, the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company or the Vice President - SEC and Financial Reporting confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

               (2) The favorable opinion of Bell, Boyd & Lloyd, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(1) and 5(b)(3) hereof.

               (3) The favorable opinion of Mayer, Brown & Platt, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Sections 5(b)(2) and 5(b)(3) hereof.

               (4) A letter from Arthur Andersen LLP, in form and substance satisfactory to the Underwriters and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Underwriters pursuant to Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(h)(4) shall be a date not more than five days prior to such Date of Delivery.

     If any material condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Underwriters by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     SECTION 6.  Indemnification.

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (i) against any and all loss, liability, claim, damage or expense whatsoever, promptly after submission for payment, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage or expense whatsoever, promptly after submission for payment, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, promptly after submission for payment (including, subject to Section 6(c) hereof, the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and provided further, that, insofar as this indemnity agreement relates to any untrue statement or omission, or any alleged untrue statement or omission, made in a preliminary prospectus, but eliminated or remedied in the Prospectus, it shall not inure to the benefit of an Underwriter (or to the benefit of any person who controls such Underwriter) if a copy of the Prospectus was not delivered by such Underwriter to the person asserting the claim arising from such untrue statement or omission, or such alleged untrue statement or omission at or prior to the time required by the 1933 Act, if the delivery thereof would have constituted a defense to the claim asserted by such person.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage or expense described in the indemnity contained in subsection (a) of this Section, promptly after submission for payment, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action, with counsel chosen by it and approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel retained for local procedural and practice matters) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification could be sought under this Section 6 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, (iii) does not impugn the reputation of any indemnified party and (iv) does not restrict any indemnified party from engaging in any activity.

     (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto and identified as such, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

     SECTION 8.  Termination of Agreement.

     (a) The Underwriters may terminate this Agreement, by written notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation thereof involving the United States or other calamity or crisis the effect of which is such as to make it, in the judgment of the Underwriters, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock has been suspended by the Commission or the Nasdaq National Market, or (iv) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, or any such organization shall have announced publicly that it has placed any of such debt securities on what is commonly termed a "watch list" for possible downgrading, or (v) if trading generally on the New York Stock Exchange or the Nasdaq National Market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by said Exchange or by such system or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York authorities.

     (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

     SECTION 9. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the non-defaulting Underwriters shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the non-defaulting Underwriters shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter or the Company.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the non-defaulting Underwriters or the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 9.

     SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered personally to the recipient, one day after being sent to the recipient by reputable overnight express courier service (charges prepaid), five days after being mailed to the recipient (postage prepaid) or upon confirmation if transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch, at 5500 Sears Tower, Chicago, Illinois 60606, Attention: Charles A. Lewis, Vice Chairman - Investment Banking; notices to the Company shall be directed to it at 14103 Denver West Parkway, Golden, Colorado 80401-4086, Attention:
___________________________________.

     SECTION 11. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters and the

Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in
Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 12. Governing Law and Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

                            *          *          *

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.


                                       Very truly yours,

                                       BOSTON CHICKEN, INC.


                                       By:______________________________
                                          Title:



CONFIRMED AND ACCEPTED,
  as of the date first above written:


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
ALEX. BROWN & SONS INCORPORATED
MORGAN STANLEY & CO. INCORPORATED

By:  Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated



By:______________________________
        Authorized Signatory

                                   SCHEDULE A



                                                       Principal Amount of
               Name of Underwriter                     Initial Securities
               -------------------                     -------------------


Merrill Lynch, Pierce, Fenner & Smith..................
            Incorporated...............................
Alex. Brown & Sons Incorporated........................
Morgan Stanley & Co. Incorporated......................


                                                         ---------
               Total...................................
                                                         =========


                                    Sch A-1

                                  SCHEDULE B

                              BOSTON CHICKEN, INC.
                                  $250,000,000
               ____% Convertible Subordinated Debentures due 2004



     1. The initial public offering price of the Securities shall be ___% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

     2. The purchase price to be paid by the Underwriters for the Initial Securities shall be ___% of the principal amount thereof.

     3.   The interest rate on the Securities shall be ___% per annum.

     4. The Securities shall be convertible into shares of common stock, par value $.01 per share, of the Company at an initial conversion price of $_____ per share.


                                    Sch B-1

                                  SCHEDULE C

                             List of Subsidiaries

                                    Sch C-1